                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          July 7, 2004
                                                --------------------------------



                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)



           NEW YORK                    1-5452                  15-0405700
--------------------------------------------------------------------------------
 (State or other jurisdiction        (Commission            (I.R.S. Employer
       of incorporation)             File Number)         Identification Number)


163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                           13421
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code   (315) 361-3000
                                                  ------------------------------

Former name or former address, if changed since last report        N/A
                                                           ---------------------

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The information required by this Item is incorporated by reference to a press release dated July 7, 2004, which is attached as an exhibit to this Form


ITEM 7.  FINANCIAL STATEMENTS & EXHIBITS.

         (c.)   Exhibits

                EXHIBIT 99.1  Press Release dated July 7, 2004.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ONEIDA LTD.

                                                By: /s/ GREGG R. DENNY
                                                    ------------------
                                                    Gregg R. Denny
                                                    Chief Financial Officer

Dated: July 7, 2004




                        STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as................................ 'TM'